UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

151 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Closing Under Kenosia Acquisition Agreement

As previously reported on its current report on Form 8-K filed June 17, 2005, the Company has entered into a Stock Purchase Agreement with Bristol Technology, Inc. ("Bristol") and Kenosia Corporation ("Kenosia"). Under the Stock Purchase Agreement (the "Kenosia Agreement") the Company agreed to purchase all of the stock of Kenosia from Bristol. On July 6, 2005, all of the conditions to closing were satisfied and the acquisition closed. At the closing (the "Closing") of the acquisition, the Company entered into the material agreements described below.

The Note and the Pledge Agreement. At the Closing, the Company entered into the Note and the Pledge Agreement (as defined below). The Note and the Pledge Agreement have the following material terms:

• Under the Kenosia Agreement, the total purchase price (the "Purchase Price") is $1,800,000. At the Closing, $800,000 of the Purchase Price was paid in cash (the "Closing Date Payment").

• The Company shall pay the remainder of the Purchase Price in two equal payments of $500,000 each, in cash, one such payment on September 1, 2005 (the "September Payment") and one on January 31, 2006 (the "January Payment").

• The Company delivered to Bristol at the Closing a non-interest bearing, promissory note (the "Note"), evidencing the obligation by the Company to pay to Bristol the September and January Payments.

• The Note is secured by a pledge of Kenosia’s capital stock in favor of Bristol, evidenced by that certain Pledge and Security Agreement (the "Pledge Agreement") entered into by and among the Company, Kenosia and Bristol.

• Not later than thirty (30) days after the Closing Date, the Company shall calculate the "Net Working Capital" (as defined below) as of June 11, 2005 and shall provide Bristol with a written copy of such calculation. Such calculation shall be definitive and binding upon the parties unless Bristol shall give the Company written notice of its objection to such calculation within thirty days after the receipt thereof (an "Objection Notice"). If Bristol delivers an Objection Notice, the parties shall negotiate in good faith to resolve all disputes regarding the Net Working Capital. If the parties can not resolve such a dispute they shall mutually agree upon a nationally or regionally recognized accounting firm to determine the Net Working Capital, whose decision, absent manifest error, shall be binding upon the parties.

• To the extent the Net Working Capital as of June 11, 2005 is less than $77,760 (the amount of any such difference referred to as the "Purchase Price Reduction Amount"), the Purchase Price, shall be reduced, dollar for dollar, by the Purchase Price Reduction Amount.

• To the extent the Net Working Capital as of June 11, 2005 is greater than $95,040 (the amount of any such difference referred to as the "Purchase Price Increase Amount") the Purchase Price, shall be increased, dollar for dollar, by such amount.

• The September Payment shall be reduced by amount equal to the Purchase Price Reduction Amount, if any, and if the Purchase Price Reduction Amount is greater than $500,000 then the September Payment shall be reduced to $0 and the January Payment shall be reduced by the difference between the Purchase Price Reduction Amount and $500,000.

• The amount of the Purchase Price Increase Amount, if any, shall be paid at the time the September Payment is due.

• For the purpose of these adjustments to the Purchase Price, "Net Working Capital" shall mean Kenosia’s (a) accounts receivable (net of the allowance for doubtful accounts) plus (b) cash deposits held by third parties, less (z) accounts payable (as defined below), (y) accrued expenses relating to its business (including taxes), and (x) accrued but unpaid employee compensation and related employee bonuses and commissions. Specifically excluded from Net Working Capital are (i) any inter-company obligations between Bristol and Kenosia, none of which shall exist as of the Closing Date, and (ii) any cash of Kenosia.

• Under the indemnity terms of the Kenosia Agreement, any losses suffered by the Company due to a breach of Bristol’s representations, warranties or covenants, shall first be satisfied by setting off amounts due under the Note (first from the September Payment if such payment has not been made and then from the January Payment if such payment has not been made).

• Any amounts due under the Note may be accelerated and declared immediately due and payable by the holder of the Note upon the occurrence of an event of default by the Company. As customary, the Note defines events of default to include the failure by the Company’s failure to make any payments under the Note when due, the filing of a proceeding in bankruptcy against the Company, the Company’s insolvency, a material breach of the Company’s obligations under the pledge agreement, and the redemption of, or payment of any cash dividend or other cash distribution on account of, the Company’s common stock or any outstanding preferred stock.

• Upon an event of default, all amounts then outstanding under the Note shall bear interest at a rate of one percent (1%) per month. Interest shall continue to accrue on all outstanding amounts until the Note has been paid in full.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Direct Financial Obligation

As previously reported on its current report on Form 8-K filed June 17, 2005, the Company entered into a Stock Purchase Agreement with Bristol Technology, Inc. ("Bristol") and Kenosia Corporation ("Kenosia"). Under the Stock Purchase Agreement (the "Kenosia Agreement") the Company agreed to purchase all of the stock of Kenosia from Bristol for an aggregate purchase price (the "Purchase Price") of $1,800,000, subject to certain adjustments (described below). Accordingly, the Kenosia Agreement created a direct financial obligation of the Company contingent upon the closing of the acquisition.

On July 6, 2005, all of the conditions to closing were satisfied and the acquisition closed. At the closing (the "Closing") of the acquisition, the Company entered into the Note and the Pledge Agreement (as defined below) which further evidence the Company’s direct financial obligations with respect to the Purchase Price. The payment terms, terms relating to acceleration, increases or other adjustments to the payment obligation, and other material terms of the Purchase Price obligation are as follows:

• At the Closing, $800,000 of the Purchase Price was paid in cash (the "Closing Date Payment").

• The Company shall pay the remainder of the Purchase Price in two equal payments of $500,000 each, in cash, one such payment on September 1, 2005 (the "September Payment") and one on January 31, 2006 (the "January Payment").

• The Company delivered to Bristol at the Closing a non-interest bearing, promissory note (the "Note"), evidencing the obligation by the Company to pay to Bristol the September and January Payments.

• The Note is secured by a pledge of Kenosia’s capital stock in favor of Bristol, evidenced by that certain Pledge and Security Agreement (the "Pledge Agreement") entered into by and among the Company, Kenosia and Bristol.

• Not later than thirty (30) days after the Closing Date, the Company shall calculate the "Net Working Capital" (as defined below) as of June 11, 2005 and shall provide Bristol with a written copy of such calculation. Such calculation shall be definitive and binding upon the parties unless Bristol shall give the Company written notice of its objection to such calculation within thirty days after the receipt thereof (an "Objection Notice"). If Bristol delivers an Objection Notice, the parties shall negotiate in good faith to resolve all disputes regarding the Net Working Capital. If the parties can not resolve such a dispute they shall mutually agree upon a nationally or regionally recognized accounting firm to determine the Net Working Capital, whose decision, absent manifest error, shall be binding upon the parties.

• To the extent the Net Working Capital as of June 11, 2005 is less than $77,760 (the amount of any such difference referred to as the "Purchase Price Reduction Amount"), the Purchase Price, shall be reduced, dollar for dollar, by the Purchase Price Reduction Amount.

• To the extent the Net Working Capital as of June 11, 2005 is greater than $95,040 (the amount of any such difference referred to as the "Purchase Price Increase Amount") the Purchase Price, shall be increased, dollar for dollar, by such amount.

• The September Payment shall be reduced by amount equal to the Purchase Price Reduction Amount, if any, and if the Purchase Price Reduction Amount is greater than $500,000 then the September Payment shall be reduced to $0 and the January Payment shall be reduced by the difference between the Purchase Price Reduction Amount and $500,000.

• The amount of the Purchase Price Increase Amount, if any, shall be paid at the time the September Payment is due.

• For the purpose of these adjustments to the Purchase Price, "Net Working Capital" shall mean Kenosia’s (a) accounts receivable (net of the allowance for doubtful accounts) plus (b) cash deposits held by third parties, less (z) accounts payable (as defined below), (y) accrued expenses relating to its business (including taxes), and (x) accrued but unpaid employee compensation and related employee bonuses and commissions. Specifically excluded from Net Working Capital are (i) any inter-company obligations between Bristol and Kenosia, none of which shall exist as of the Closing Date, and (ii) any cash of Kenosia.

• Under the indemnity terms of the Kenosia Agreement, any losses suffered by the Company due to a breach of Bristol’s representations, warranties or covenants, shall first be satisfied by setting off amounts due under the Note (first from the September Payment if such payment has not been made and then from the January Payment if such payment has not been made).

• Any amounts due under the Note may be accelerated and declared immediately due and payable by the holder of the Note upon the occurrence of an event of default by the Company. As customary, the Note defines events of default to include the failure by the Company’s failure to make any payments under the Note when due, the filing of a proceeding in bankruptcy against the Company, the Company’s insolvency, a material breach of the Company’s obligations under the pledge agreement, and the redemption of, or payment of any cash dividend or other cash distribution on account of, the Company’s common stock or any outstanding preferred stock.

• Upon an event of default, all amounts then outstanding under the Note shall bear interest at a rate of one percent (1%) per month. Interest shall continue to accrue on all outstanding amounts until the Note has been paid in full.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this Report.

Exhibit No. Description

--------------------------------------------------------------------------------

4.09# $1,000,000 Promissory Note, dated July 6, 2005, to Bristol Technology, Inc.

10.71# Pledge and Security Agreement by and among the Company, Kenosia Corporation and Bristol Technology, Inc. dated July 6, 2005

# Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

July 11, 2005	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

4.09	$1,000,000 Promissory Note, dated July 6, 2005, to Bristol Technology, Inc.
10.71	Pledge and Security Agreement by and among the Company, Kenosia Corporation and Bristol Technology, Inc. dated July 6, 2005